                                                                    EXHIBIT 99.2

                             Joint Filer Information

This Statement on Form 3 is filed jointly by Carlyle Asia Growth Partners III,
L.P., CAGP III Co-Investment, L.P., CAGP General Partner, L.P., CAGP Ltd., TC
Group Cayman, L.P., TCG Holdings Cayman, L.P., and Carlyle Offshore Partners II,
Ltd (collectively, the "Reporting Persons"). The principal business address of each of the Reporting Persons is c/o The Carlyle Group 1001 Pennsylvania Avenue,
N.W., Ste. 220 S, Washington D.C. 20004-2505.

Name of Designated Filer: CAGP GENERAL PARTNER, L.P.
Date of Event Requiring Statement: November 16, 2007
Issuer Name and Ticker or Trading Symbol: CHINA RECYCLING ENERGY CORPORATION
(CREG)

         CARLYLE OFFSHORE PARTNERS II, LTD

                                        /s/ Daniel A. D'Aniello
         By:                            ----------------------------------------
         Name:                          Daniel A. D'Aniello
         Title:                         Director

         TCG HOLDINGS CAYMAN, L.P.
         By: CARLYLE OFFSHORE PARTNERS II, LTD., as its general partner

                                        /s/ Daniel A. D'Aniello
         By:                            ----------------------------------------
         Name:                          Daniel A. D'Aniello
         Title:                         Director

         TC GROUP CAYMAN, L.P.
         By: TCG HOLDINGS CAYMAN, L.P., as its general partner
         By: CARLYLE OFFSHORE PARTNERS II, LTD., as its general partner

                                        /s/ Daniel A. D'Aniello
         By:                            ----------------------------------------
         Name:                          Daniel A. D'Aniello
         Title:                         Director

         CAGP, LTD.

                                        /s/ Daniel A. D'Aniello
         By:                            ----------------------------------------
         Name:                          Daniel A. D'Aniello
         Title:                         Director

         CAGP GENERAL PARTNER, L.P.
         By: CAGP, LTD., as its general partner

                                        /s/ Daniel A. D'Aniello
         By:                            ----------------------------------------
         Name:                          Daniel A. D'Aniello
         Title:                         Director

         CARLYLE ASIA GROWTH PARTNERS III, L.P.
         By: CAGP GENERAL PARTNER, L.P., as its general partner
         By: CAGP, LTD., as its general partner

                                        /s/ Daniel A. D'Aniello
         By:                            ----------------------------------------
         Name:                          Daniel A. D'Aniello
         Title:                         Director

         CAGP III CO-INVESTMENT, L.P..
         By: CAGP GENERAL PARTNER, L.P., as its general partner
         By: CAGP, LTD., as its general partner

                                        /s/ Daniel A. D'Aniello
         By:                            ----------------------------------------
         Name:                          Daniel A. D'Aniello
         Title:                         Director